SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 18, 2000


                               eB2B Commerce, Inc.
             (Exact name of registrant as specified in its charter)




           New Jersey              0-10039               22-2267658
  (State or other jurisdiction   (Commission         (  IRS Employer
       of incorporation)         File Number)       Identification Number)



            29 West 38th Street
            New York, New York                             10018
 (Address of principal executive offices)                (Zip Code)



                                 (212) 868-0920
              (Registrant's telephone number, including area code)



                          DynamicWeb Enterprises, Inc.
                                271 Route 46 West
                                   Building F
                                    Suite 209
                           Fairfield, New Jersey 07004
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     On April 18, 2000, pursuant to an Agreement and Plan of Merger, dated December 1, 1999, as amended by Amendment No. 1, dated as of February 29, 2000 (the "Merger Agreement"), by and between DynamicWeb Enterprises, Inc., a New Jersey corporation (the "Company"), and eB2B Commerce, Inc., a Delaware corporation ("Former eB2B"), Former eB2B merged with and into the Company, which was then renamed "eB2B Commerce, Inc." Pursuant to the Merger Agreement, each share of common stock of the Company ("Company Common Stock") remained outstanding, and each share of Former eB2B common stock was exchanged for 2.66 shares of Company Common Stock (the "Exchange Ratio"). In addition, each share of eB2B preferred stock, warrant, option or other security convertible into Former eB2B common stock was exchanged for shares of Company preferred stock, warrants, options or other securities convertible into Company Common Stock, as the case may be, having the same terms as the Former eB2B securities being exchanged. The number of shares of Company Common Stock issuable upon exercise or conversion of such Company preferred stock, warrants, options or other convertible securities delivered to Former eB2B holders is determined by multiplying (i) the number of shares of Former eB2B common stock issuable upon exercise or conversion of such Former eB2B preferred stock, warrants, options or other convertible securities being exchanged by (ii) the Exchange Ratio. The exercise or conversion price of the Company preferred stock, warrants, options or other convertible securities exchanged is determined by dividing (i) the exercise or conversion price of the Former eB2B preferred stock, warrant or option or other convertible security being exchanged by (ii) the Exchange Ratio.

     Immediately prior to the Merger, there were 4,084,850 share of Company Common Stock issued and outstanding, and 1,027,277 shares of Common Stock issuable upon exercises of options and warrants. On a fully diluted basis, including shares of Company Common Stock issued to Former eB2B stockholders, and shares of Company Common Stock underlying preferred stock, warrants and options held by former Former eB2B securityholders, there were 40,755,508 shares of Company Common Stock issued or issuable to Former eB2B securityholders. Accordingly, as a result of the merger, the securityholders of Former eB2B became the controlling securityholders of the Company, owning 88.9% of the shares of Common Stock on a fully diluted basis.

     The executive officers and directors of Former eB2B immediately prior to the merger have become all of the executive officers and directors of the Company. These persons are:

Names                        Title

Peter J. Fiorillo            Chief Executive Officer, President, Director
Joseph Bentley               Executive Vice President - Administration, Director
Kevin Hayes                  Vice President, Director
Victor L. Cisario            Chief Financial Officer, Secretary, Treasurer
Barry Goldstein              Chief Information Officer
Christopher Byrnes           Director
Michael S. Falk              Director
Timothy P. Flynn             Director

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

     A Registration Statement on Form S-4 (No. 333-95283) of the Company relating to the shares of Common Stock issued or issuable to Former eB2B securityholders became effective on March 20, 2000, (the "Registration Statement").


Item 2.   Acquisition or Disposition of Assets

     Reference is made to the information set forth in Item 1 (Changes in Control of Registrant) above, which information is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)(b) The financial statements and pro forma information required by this Item are included in the Registration Statement.

(c) Exhibits

          1. The Merger Agreement; incorporated by reference from the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 25, 2000

                                   eB2B Commerce, Inc.



                                   By: /s/Victor L. Cisario
                                       Name: Victor L. Cisario
                                       Title:    Chief Financial Officer


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